SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 30, 2004

                  STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                  333-115122                  30-0183252
-----------------------------  ----------------------  -------------------------
(State or Other Jurisdiction        (Commission            (I.R.S. Employer
      of Incorporation)            File Number)           Identification No.)

         383 MADISON AVENUE
         NEW YORK, NEW YORK                                       10179
------------------------------------                   -------------------------
       (Address of Principal                                    (Zip Code)
        Executive Offices)

Registrant's telephone number, including area code, is (212) 272-2000.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) Not applicable

         (b) Not applicable

         (c) Exhibits:

         1. Pooling and Servicing Agreement, dated as of December 1, 2004, among Structured Asset Mortgage Investments II Inc., as depositor, Wells Fargo Bank, National Association, as master servicer and as securities administrator, EMC Mortgage Corporation and JPMorgan Chase Bank, as trustee.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

STRUCTURED ASSET MORTGAGE
INVESTMENTS II INC.

By:  /s/ Baron Silverstein
--------------------------
Name: Baron Silverstein
Title:   Vice President

Dated:  January 13, 2004

                                  EXHIBIT INDEX


Exhibit        Item 601 (a) of          Sequentially                      Page
Number         Regulation S-K           Numbered                          -----
--------       Exhibit No.              Description
               ---------------          ------------
1              4                        Pooling and Servicing Agreement   4